UNITED STATES
                        SECURITIES AND EXCANGE COMMISSION
                              WASHINGTON, D.C 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]       Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
14A-6 (E) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to or (S) 240.14a-12

                         ALLOY STEEL INTERNATIONAL, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a - 6(i) (4) and
0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:


--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

 -------------------------------------------------------------------------------

     (4)  Date Filed:

--------------------------------------------------------------------------------

                         ALLOY STEEL INTERNATIONAL INC.

                 42 MERCANTILE WAY MALAGA WESTERN AUSTRALIA 6090

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 8TH 2005



NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alloy Steel International Inc. (the "Company") will be held at Conference Room: Alloy Steel International Inc, 42 Mercantile Way MALAGA, Western Australia on Wednesday 8th June 2005, at 9.30am (the "Meeting"), for the following purposes:

     1)   To elect one (1) Director to serve for a term of one year.

     2) To ratify the appointment of Rothstein Kass & Company, Certified Public Accountants PC as Auditor's for the Company for the fiscal year ending September 30, 2005.

     3) Such other business as may be properly brought before the meeting or any adjournments thereof.

Only those shareholders who were shareholders of record at the close of business on April 22, 2005 will be entitled to notice of, and to vote at the Meeting or any adjournment thereof. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, the shares will not be voted. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by the proxy card will be voted as recommended by the Board of Directors. The Company's Board of Directors solicits proxies so each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.


                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE THAT HAS BEEN PROVIDED. IN THE EVENT YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.



3RD MAY 2005                                  By order of the Board of Directors
MALAGA  WESTERN  AUSTRALIA




                                              Alan  C  Winduss
                                              Director

                         ALLOY STEEL INTERNATIONAL INC.

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                  8TH JUNE 2005


This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Alloy Steel International Inc. ("ASI" or the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Conference
Room: Alloy Steel International Inc, 42 Mercantile Way MALAGA, Western Australia on 8 June 2005, at 9:30am and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All stockholders are encouraged to attend the Annual Meeting. Your proxy is requested, whether or not you attend in order to assure maximum participation and to expedite the proceedings.

At the Annual Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Annual Meeting. You may revoke your proxy at any time prior to its being voted at the Annual Meeting by delivering a new duly executed proxy with a later date or by delivering written notice of revocation to the Secretary of the Company prior to the day of the Annual Meeting, or by appearing and voting in person at the Annual Meeting. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to the Company's stockholders on or about May 05, 2005. The Company's Annual Report to the stockholders on Form 10-KSB, filed electronically (EDGAR System) with the Securities and Exchange Commission on 13 January 2005 in respect of the Fiscal Year ended 30 September 2004 is also enclosed and should be read in conjunction with the matters set forth herein. The Company is paying the expenses incidental to the preparation and mailing of the proxy material. No solicitation is planned beyond the mailing of this proxy material to stockholders.

Abstentions and broker non-votes will be counted toward determining whether a quorum is present.

The principal executive office of the Company is located at 42 Mercantile Way, MALAGA WESTERN AUSTRALIA 6090. The telephone number is (61) 8 9248 3188. The facsimile is (61) 8 9248 3166 and the email is info@alloysteel.net.


OUTSTANDING  SHARES  AND  VOTING  RIGHTS

The only security entitled to vote at the Annual Meeting is the Company's common stock. The Board of Directors, pursuant to the By-Laws of the Company has fixed April 22, 2005 at the close of business, as the record date of the determination of Stockholders entitled to notice of, and to vote at the Annual Meeting or any adjournment or adjournments thereof. At May 02, 2005 there were 16,950,000 shares of the common stock outstanding and entitled to be voted at the Annual Meeting. Each share of common stock is entitled to one vote at the Annual Meeting. At all meetings of the stockholders the holders of a majority of the shares of the Corporation issued and outstanding and entitled to vote thereat shall be present in person or by proxy to constitute a quorum for the transaction of the business, except as otherwise provided by statute. In the absence of a quorum, the holders of the majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time. In accordance with the Articles of Incorporation of the Company, provided a quorum of issued and outstanding shares entitled to vote are present in person or by proxy, a majority vote in favour of a proposal is required for approval of an agenda item.

PROPOSAL  1:  ELECTION  OF  DIRECTORS

The Company's current directors were elected at the last annual meeting to serve for a period of three years.

Mr O'Neil has been nominated for election as a director of the company to serve for an initial period of one year.

Certain information concerning the directors, nominees, and executive officers of the Company is set forth in the following table and in the paragraphs following. Information regarding each such director's and executive officer's ownership of voting securities of the Company appears as "Securities Ownership of Certain Beneficial Owners and Management" below

                            CURRENT POSITION WITH         DIRECTOR
NAME            AGE               COMPANY                  SINCE
Gene Kostecki    59  Chairman / Chief Executive Officer  June 2000
Alan C Winduss   63  Director / Chief Financial Officer  June 2000

INDIVIDUALS  STANDING  FOR  ELECTION

Patrick Joseph O'Neil is President and Chief Executive Officer of GRD Transportation Inc the parent company of the company's distributor for North America and Canada. Mr O'Neil is aged 47.

Mr O'Neil also sits on the board of Illinois Valley Public Telecommunication Inc, Bradley University, & Catholic Charities of Illinois.

Mr O'Neil has vast business experience to bring the board and the present directors recommend his election.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended September 30, 2004 there were five meetings of the Board of Directors, of which all Directors attended. The Company presently does not have an audit or compensation committees.

COMPENSATION  OF  DIRECTORS  AND  OFFICERS

The following table sets forth the compensation for each of the two (2) fiscal years earned by the Chief Executive officer and each of the most highly compensated executive officers for the fiscal year ended September 30, 2004 (the "Named Executives")

NAME                               YEAR  SALARY
Gene Kostecki                      2004  150,000
Chief Executive Officer, Director  2003  150,000
Alan Winduss                       2004   80,000
Chief Financial Officer, Director  2003   80,000

OPTION GRANTS DURING FISCAL YEAR 2004

There were no option grants during the fiscal year 2004 and at the end of the fiscal year there were no options on issue.
COMPENSATION  PLANS

STOCK  OPTIONS
In May 2000, we adopted the 2000 Stock Option Plan. The purpose of the plan is to enable us to attract, retain and motivate key employees, directors and consultants by providing them with stock options. Options granted under the plan may be either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986, or non-qualified stock options. We have reserved 2,000,000 shares of common stock for issuance under the plan. As of the date of May 05, 2005 no options have been granted pursuant to the plan.

The Board of Directors administers the plan. The Board has the power to determine the terms of any options granted under the plan, including the exercise price, the number of shares subject to the option, and the conditions of exercise. Options granted under the plan are generally not transferable, and each option is generally exercisable during the lifetime of the holder only by the holder. The exercise price of all incentive stock options granted under the plan must be at least equal to the fair market value of the shares common stock on the date of the grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our stock, the exercise price of any incentive stock option granted must be equal to at least 110% of the fair market value on the grant date. The Board of Directors approves the terms of each option. These terms are reflected in a written stock option agreement.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

The company has entered into a five-year lease of the premises from which it manufactures Arcoplate. This lease with an entity owned by the family of Mr Kostecki. The lease is at normal commercial conditions and fiscal rates.

In October 2000, we entered into a five-year employment agreement with Gene Kostecki, our President and Chief Executive Officer and Alan Winduss our Chief Financial Officer, which provide for annual salaries of $150,000 and $80,000 respectively.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in their ownership to the Securities and Exchange Commission. Specific due dates have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (1) the copies of the section 16(a) reports that the Company received from such persons for their 2004 fiscal year transactions and (II) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 2004 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors and ten percent beneficial owners for such fiscal year.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

The following table sets forth, to the best knowledge of the Company, as of May 02, 2005 certain information with respect to (1) beneficial owners more than five percent (5%) of the outstanding common stock of the Company, (2) beneficial ownership of shares of the Company's common stock by each director and named executive; and (3) beneficial ownership of shares of common stock of the Company by all directors and officers as a group.

Unless otherwise noted, all shares are beneficially owned and the sole voting power is held by the persons/entities indicated.

Based upon the aggregate of all shares of common stock issued and outstanding as of September 30, 2004 in addition to shares issuable upon exercise of options or warrants currently exercisable or becoming exercisable within 60 days and which are held by the individuals named on the table.

                         SHARES OF                TOTAL     % OF COMMON
NAME OF BENEFICIAL        COMMON    OPTIONS /  BENEFICIAL     STOCK
OWNER                     STOCK       OTHER    OWNERSHIP   OUTSTANDING

Gene Kostecki
48 Boddington Circle    10,598,000          -  10,598,000     62.53% *
Dianella
Western Australia 6059
Alan C Winduss
102 Stanley St           1,893,250          -   1,893,250     11.20% *
Scarborough
Western Australia 6019

*     Computed  on  the  basis of 16,950,000 shares of common stock outstanding.

PROPOSAL 1: THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE ONE (1) NOMINATED DIRECTOR


PROPOSAL  2:  RATIFICATION  OF  SELECTION  OF  INDEPENDENT  AUDITORS

The Board of Directors has selected Rothstein Kass & Company, Certified Public Accountants P.C as the Company's independent auditors for the fiscal year ended September 2004. Rothstein Kass & Company have acted as auditors of the company since 2001. Representatives of Rothstein Kass & Company are expected to be present at the Annual Meeting by teleconference.

The aggregate of amounts paid to Rothstein Kass & Company for Audit services rendered to the company for the fiscal year ended 30 September 2004 was $20,400.

THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.


DEADLINE  FOR  SUBMITTING  STOCKHOLDERS  PROPOSALS

Rules of the Securities and Exchange Commission require that any proposal by a stockholder must be received by the Company for consideration at the 2005 Annual Meeting of Stockholders no later than June 08, 2005 if any such proposal is to be eligible for inclusion in the Company's Proxy materials for 2005 Annual Meeting. Under such rules the Company is not required to include stockholders proposals in its proxy materials unless certain other conditions specified in such rules are met.


OTHER  MATTERS

Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy.

VOTING PROCEDURE

Under Delaware Law, each holder of record is entitled to vote the number of shares owned by the shareholder for any agenda item. The Company is not aware of any other agenda item to be added to the agenda, as any stockholder of any request to do so has not informed it.

There are no matters on the agenda that involves the rights of appraisal of a stockholder. The Company incorporates by reference all items and matters contained in its Form 10-KSB for the Fiscal Year ended September 30, 2004 as filed with the Securities and Exchange Commission in addition to Form 10-QSB and Form 8-K Reports as filed with the Commission.

                       BY ORDER OF THE BOARD OF DIRECTORS

3RD  MAY  2005                              By  order  of the Board of Directors
MALAGA  WESTERN  AUSTRALIA                  /s/Alan  C  Winduss
                                            Alan  C  Winduss
                                            Director

                          ALLOY STEEL INTERNATIONAL INC
                            42 MERCANTILE WAY MALAGA
                             WESTERN AUSTRALIA 6090

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gene Kostecki and Alan Winduss as proxies each with the power to appoint his substitute and hereby authorises them to represent and to vote as designated below all shares of common stock of Alloy Steel International Inc held on record by the undersigned on 22 April 2005 at the Annual Meeting of Stockholders to be held on 08 June 2005 at 9:30am at 42 Mercantile Way Malaga, WESTERN AUSTRALIA, or any adjournment thereof.


1.    ELECTION OF DIRECTOR NOMINEE: Mr Patrick Joseph O'Neil

              [ ] FOR THE NOMINEE          [ ] WITHHOLD AUTHORITY


2 PROPOSAL TO RATIFY THE APPOINTMENT OF ROTHSTEIN KASS & COMPANY PC AS INDEPENDENT AUDITORS OF THE CORPORATION


                  [ ] FOR   [ ] AGAINST   [ ] ABSTAIN



In their discretion the proxies are authorised to vote upon such other further business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is provided, this proxy will be voted FOR Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorised officer. If a Partnership, please sign in partnership name by authorised person.

Dated:,                    2005               SIGNATURE
      -------------------------

                                    ----------------------------------------
                              NAME:
Please mark, sign, date and return the proxy card promptly by using the enclosed envelope